UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2023

Duolingo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40653	45-3055872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 567-6602

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DUOL	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 18, 2023, Duolingo, Inc. (the “Company”), as sub-subtenant, entered into an Agreement of Sub-Sublease, dated December 18, 2023 (the “Sub-Sublease”), with Spotify USA Inc., as Sub-Sublandlord (the “Sub-Sublandlord”) for 85,666 square feet of office space in the building located at 4 World Trade Center, 150 Greenwich Street, New York, New York 10007 for use as additional office space. The term of the Sub-Sublease will commence on or around January 1, 2024, subject to consent to the Sub-Sublease by the building owner, 4 World Trade Center, LLC, and, its subtenant in the building, the Port Authority of New York and New Jersey. The term of the Sub-Sublease will expire on April 29, 2034.

The initial base rent is $62 per rentable square foot per annum (i.e., $442,608 per month) on a triple net basis, increasing to $67 per rentable square foot per annum (i.e., $478,301 per month) at the beginning of the sixth year of the lease term. Payment of rent will commence 20 months after commencement of the Sub-Sublease. In lieu of a security deposit, the Company is obligated to provide an irrevocable stand-by letter of credit to the Sub-Sublandlord in the amount of $2,655,646.

The Sub-Sublease contains customary events of default, representations, warranties and covenants.

The foregoing summary of the Sub-Sublease is only a summary of the material terms of the Sub-Sublease, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Sub-Sublease, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOLINGO, INC.

Date: December 19, 2023	By:	/s/ Matthew Skaruppa
Matthew Skaruppa
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)